T. Rowe Price Retirement I 2030 Fund—I Class

Supplement to Prospectus Dated October 1, 2020, as supplemented

The fund pays T. Rowe Price an all-inclusive management fee that covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. In accordance with a predetermined contractual fee schedule, the all-inclusive management fee rate for the T. Rowe Price Retirement I Funds generally starts to decline around the time a fund begins reducing its overall stock exposure and then continues to decline over time as a fund nears and then passes its predetermined target date.

Effective July 1, 2021, the contractual fee schedule for the T. Rowe Price Retirement I Funds will be revised to reflect reductions to the all-inclusive management fee across all years of the fee schedule.

To reflect the new management fee rate, effective July 1, 2021, the fee table and expense example in section 1 are revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.41%[a,b]

Distribution and service (12b-1) fees	—

Other expenses	—

Total annual fund operating expenses	0.41	[a]

a Restated to reflect current fees.

b The management fee will decline over time in accordance with a predetermined contractual fee schedule, which is set forth under “The Management Fee” in section 2 of the fund’s prospectus, with any decrease occurring annually after the end of the fund’s fiscal year. The fee schedule can only be changed with approval by the fund’s Board of Directors, and, if required by SEC rules, the fund’s shareholders.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$42	$130	$225	$493

Effective July 1, 2021, the disclosure under “The Management Fee” in section 2 is supplemented as follows:

In accordance with a predetermined contractual fee schedule, the fund pays T. Rowe Price an all-inclusive management fee, based on the fund’s average daily net assets, that generally declines over time as the fund reduces its overall stock exposure along its glide path. Any predetermined decrease in the management fee rate for a particular year will occur on June 1, which is the first day of the fund’s fiscal year. The all-inclusive management fee rate is determined in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name).

Retirement I Funds—Fee Schedule
Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.46	18	0.43	4	0.39
30	0.45	17	0.43	3	0.39
29	0.45	16	0.43	2	0.38
28	0.45	15	0.42	1	0.38
27	0.45	14	0.42	0	0.37
26	0.45	13	0.42	(1)	0.37
25	0.44	12	0.42	(2)	0.37
24	0.44	11	0.42	(3)	0.37
23	0.44	10	0.41	(4)	0.37
22	0.44	9	0.41	(5)	0.36
21	0.44	8	0.41	(6)	0.36
20	0.43	7	0.40	(7)	0.36
19	0.43	6	0.40	(8)	0.35
		5	0.39	(9)	0.35
				Thereafter	0.34

Effective July 1, 2021, the fund’s all-inclusive management fee rate is 0.41%. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses.

The date of this supplement is May 24, 2021.

R414-041 5/24/21